INVESCO VARIABLE INVESTMENT FUNDS, INC.
                   INVESCO VIF - Technology Portfolio
              Supplement to Prospectuses dated May 1, 1998
                            And July 6, 1998


The section of the above Fund's Prospectus entitled "Management" is amended to (1) delete the fifth, sixth and seventh paragraphs and (2) substitute the following paragraphs in their place:

The Fund is managed by members of INVESCO's Sector Team, which is co-led by Daniel B. Leonard and John Schroer. The following individual is primarily responsible for the day-to-day management of the Fund's holdings:

     Daniel B. Leonard has been portfolio manager of the Portfolio since November 1998, co-portfolio manager of the Portfolio from 1996 to 1998 and portfolio manager of the Portfolio from 1993 to 1996. Mr. Leonard also manages INVESCO Strategic Gold Portfolio and INVESCO Strategic Technology Fund and co-manages INVESCO Strategic Financial Services Portfolio. Mr. Leonard is also a senior vice president of INVESCO Funds Group, Inc. Mr. Leonard was previously a senior portfolio manager (1977- 1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc. and a vice president (1977-1983) of INVESCO Trust Company. Mr. Leonard received a B.A. from Washington & Lee University.

The date of this Supplement is November 2, 1998.